RENTECH, INC.

Exhibit 32.2

CERTIFICATION OF VICE PRESIDENT – FINANCE AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rentech, Inc., (the “Company”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James P. Samuels, Vice President - Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 14, 2003	/s/ JAMES P. SAMUELS

James P. Samuels, Vice President-Finance and Chief Financial Officer

This certification accompanies the report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Exchange Act of 1934, as amended.